UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 27, 2024

1-800-FLOWERS.COM, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26841	11-3117311

(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Jericho Plaza, Suite 200 Jericho, New York 11753

(Address of principal executive offices) (Zip Code)

(516) 237-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Today, 1-800-FLOWERS.COM, Inc. (the “Company”) announced that, on June 27, 2024, Jonathan J. Feldman assumed the duties of the role of President of BloomNet, Inc. (“BloomNet”), the international floral wire service business of the Company, Mr. Feldman, age 46, previously served as Executive Vice President, CLEAR Verified, at Clear Secure, Inc., which operates a secure identify platform that enables access to dedicated entry lanes in airport security checkpoints, from May 2023 through September 2023. From June 2021 to January 2023, Mr. Feldman served as Vice President, Operations, Merchandising and Third-Party Partnerships to GoBrands Inc., (doing business as Gopuff), a provider of online retail and delivery services. Prior to GoBrands Inc., Mr. Feldman served in various leadership roles at Uber Technologies, Inc., from April 2014 to June 2021, including, most recently, as Director, Head of Global Operations, Strategy and Planning, Delivery. He holds an MBA from the Wharton School, University of Pennsylvania, and a Bachelor of Commerce degree from McGill University.

Also, on June 27, 2024, Dinesh Popat transitioned from his role as President of BloomNet to the role of Special Advisor to BloomNet. Mr. Popat will assist in the transition of the President of BloomNet role until his departure from the Company.

In connection with Mr. Feldman’s appointment, the Company granted Mr. Feldman 34,130 restricted shares, subject to the terms of the award agreements. The restricted shares will vest in three equal annual installments commencing on March 25, 2025. The selection of Mr. Feldman to serve as President of BloomNet was not pursuant to any arrangement or understanding with respect to any other person.

There are no reportable family relationships or related person transactions involving the Company and Mr. Feldman.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2024

1-800-FLOWERS.COM, Inc.
By: /s/ William E. Shea
William E. Shea
Senior Vice President, Treasurer
and Chief Financial Officer